Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of October 19, 2012

to

CREDIT AGREEMENT

Dated as of December 7, 2007

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of October 19, 2012 by and among Forest Laboratories, Inc., a Delaware corporation (the “Company”), the Foreign Subsidiary Borrowers party hereto (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 7, 2007 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto as Lenders and the Administrative Agent (the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to the following amendment to the Credit Agreement.

1. Amendment to the Credit Agreement.  Subject solely to the satisfaction of the conditions precedent set forth in Section 2 below, clause (f) of Section 6.04 of the Credit Agreement is hereby amended and restated to read as follows:

           (f) any other investment, loan or advance (other than acquisitions) so long as the aggregate amount of all such investments, loans and advances does not exceed $200,000,000 during the term of this Agreement.

2. Conditions of Effectiveness.  The effectiveness of this Amendment is subject solely to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) from the Company payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented fees and reasonable and documented out-of-pocket expenses (including reasonable and documented legal fees and expenses), in each case reasonably incurred by the Administrative Agent and its affiliates directly in connection with this Amendment.

3. Representations and Warranties of the Borrowers.  Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FOREST LABORATORIES, INC.,
as the Company

By: /s/ Ralph Kleinman
Name: Ralph Kleinman
Title: Vice President – Corporate Tax and Treasury

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

Executed and delivered as a Deed on behalf of
FOREST LABORATORIES UK LIMITED
as a UK Borrower

By: /s/ Diarmuid Burke
Name: Diarmuid Burke
Title: Director

By: /s/ Raymond Stafford
Name: Raymond Stafford
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

FOREST FINANCE B.V.
as a Dutch Borrower

By: /s/ Diarmuid Burke
Name: Diarmuid Burke
Title: Director

By: /s/ Veronica Gunther
Name: Veronica Gunther
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

Present when the Common Seal of
FOREST LABORATORIES IRELAND LIMITED
as an Irish Borrower, was affixed hereto

By: /s/ Diarmuid Burke
Name: Diarmuid Burke
Title: Director

By: /s/ Raymond Stafford
Name: Raymond Stafford
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

Present when the Common Seal of
FOREST LABORATORIES HOLDINGS LIMITED
as an Irish Borrower, was affixed hereto

By: /s/ Francis I. Perier, Jr.
Name: Francis I. Perier, Jr.
Title: Secretary

By: /s/ Ralph Kleinman
Name: Ralph Kleinman
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as Swingline Lender, as Issuing Bank and as Administrative Agent

By: /s/ Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jeremy Schmitt
Name: Jeremy Schmitt
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

CREDIT SUISSE, Cayman Islands Branch
(formerly known as Credit Suisse, Cayman Islands Branch),
as a Lender

By: /s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

By: /s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

FIFTH THIRD BANK,
as a Lender

By: /s/ Megan Brearey
Name: Megan Brearey
Title: Assistant Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
as a Lender

By: /s/ Colin Moran
Name: Colin Moran
Title: Manager

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Joseph Schnorr
Name: Joseph Schnorr
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.

ALLIED IRISH BANKS, p.l.c.,
as a Lender

By: /s/ Alan Long
Name: Alan Long
Title: Senior Vice President

By: /s/ Michael Murray
Name: Michael Murray
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 7, 2007
Forest Laboratories, Inc.